                                                                  Exhibit 10.25

PEOPLES BANK                       BORROWER
         &Trust Company    Interactive Intelligence, Inc.       VARIABLE RATE
                                                                  COMMERCIAL
130 E. Market Street                                             REVOLVING OR
Indianapolis IN 46204                                             DRAW NOTE
(317) 237-8000
"LENDER"
                          3500 Depauw Blvd. Suits 1060
                             Indianapolis, IN 46268

                                   317-872-3000

  Officers      Interest Rate     PRINCIPAL AMOUNT/       Funding        Maturity    Customer Number    LOAN
   Initials     Variable          CREDIT LIMIT         Agreement Date    Date                           NUMBER
     CRF                          $4,000,000.00        10/31/99          06/30/00                       611948

PROMISE TO PAY: For value received, Borrower promises to pay to the order of Lender indicated above the principal amount of
 FOUR MILLION And NO/100 DOLLARS

($4,000,000.00 ) or, if less, the aggregate unpaid principal amount of all loans or advances made by the Lender to the Borrower, plus interest on the unpaid principal balance and those other charges permitted by applicable law and authorized pursuant to this Note, all without relief from valuation and appraisement laws, all at the rate and in the manner described below, until all amounts owing under this Note are paid in full. All amounts received by Lender shall be applied first to late payment charges, then to expenses, then to accrued unpaid interest, and then to unpaid principal or in any other manner as determined by Lender, in Lender's sole discretion, as permitted by law.

REVOLVING OR DRAW FEATURE.

 /X/   This Note possesses a revolving feature. Upon satisfaction of the conditions set forth in this Note, Borrower shall be entitled to borrow up to the full principal amount of the note and to repay and reborrow from time to time during the term of this Note. This Note possesses a draw feature. Upon satisfaction of the conditions set forth in this Note, Borrower shall be entitled to make one or more draws under this Note. Any repayment may not be reborrowed. The aggregate amount of such draws shall not exceed the full principal amount of this Note.

Information with regard to any loans or advances under this Note shall be recorded and maintained by Lender in its internal records and such records shall be conclusive as to the information set forth therein absent manifest error. The Lender's failure to record the date and amount of any loan or advance shall not limit or otherwise affect the obligations of the Borrower under this Note to repay the principal amount of the loans or advances together with all interest accruing thereon. Lender shall not be obligated to provide Borrower with a copy of the record on a periodic basis. Borrower shall be entitled to inspect or obtain a copy of the record during Lender's business hours.

CONDITIONS FOR ADVANCES: If there is no default under this Note, Borrower shall be entitled to borrow monies under this Note (subject to the limitations described above) under the following conditions:


INTEREST RATE: This Note has a variable rate feature The interest rate on this Note may change from time to time if the Index Rate identified below changes.

Interest shall be computed on the basis of 360 days and the actual number of days per year. Interest on this Note shall be calculated and payable at a variable rate equal to (0.000%) per annum over the Index Rate. The initial Index Rate is currently percent (8.250%) per annum. The Initial interest rate on this Note shall be (8.250%) per annum. Any change in the interest rate resulting from a change in the Index Rate will be effective on: the date the Index Rate changes.

The minimum interest rate on this Note shall be (n/a%) per annum. The maximum interest rate on this Note shall not exceed (n/a%) per annum or if less, or if a maximum rate is not indicated, the maximum interest rate Lender is permitted to charge by law.

INDEX RATE: The Index Rate for this Note shall be: Lender's Base or Reference Rate, which Lender may increase or decrease at any time in Lender's discretion, is publicly available, and which may not necessarily reflect the rate Lender charges to its other customers which may be lower.

If the Index Rate is redefined or becomes unavailable, then Lender may select another Index which is substantially similar.

DEFAULT RATE: In the event of any default under this Note, the Lender may, in its discretion, increase the interest rate on this Note to 4.00% above the index rate. or the maximum interest rate Lender is permitted to charge by law, whichever is less.

PAYMENT SCHEDULE: Borrower shall pay the principal and interest according to the following schedule:

INTEREST ONLY PAYMENTS BEGINNING JANUARY 31, 2000 and CONTINUING AT QUARTERLY TIME INTERVALS THEREAFTER. A FINAL PAYMENT OF THE UNPAID PRINCIPAL BALANCE PLUS ACCRUED INTEREST IS DUE AND PAYABLE ON JUNE 30, 2000.

All payments will be made to Lender at any address so designated by Lender and in lawful currency of the United States of America.

RENEWAL If checked, [ ] this Note is a renewal of Loan Number

SECURITY- To secure the payment and performance of obligations incurred under this Note, Borrower grants Lender a security interest in all of Borrower's rights, title, and interest, in all monies, instruments, savings, checking and other deposit accounts of Borrower's (excluding IRA, Keogh and trust accounts and deposits subject to tax penalties if so assigned) that are now or in the future In Lender's custody or control. [X] If checked, the obligations under this Note are also secured by a lien on and/or security interest in the property described in the security instruments executed in connection with this Note as well as any other property designated as security for this Note now or in the future.

PREPAYMENT: This Note may be prepaid in part or in full on or before its maturity date. All prepayments will be credited as determined by Lender and as permitted by law. If this Note is prepaid in full, there will be: {X} No minimum finance charge or prepayment penalty. / / A minimum finance charge of $
 / / A prepayment penalty of:

LATE PAYMENT CHARGE: If a payment is received more than 10 days late, Borrower
will be charged a late payment charge of  / /         % of the unpaid late
payment; [X] $ 100.00 or 5.00% of the unpaid late payment, whichever is [ ] greater [X] less.

BORROWER ACKNOWLEDGES THAT BORROWER HAS READ, UNDERSTANDS, AND AGREES TO THE TERMS AND CONDITIONS OF THIS NOTE INCLUDING THE PROVISIONS ON THE REVERSE SIDE. BORROWER ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS NOTE.

DATE: OCTOBER 31, 1999

BORROWER: Interactive Intelligence, Inc.





                                         BORROWER:

By: /S/ Donald E. Brown
--------------------------------         -----------------------------------
Donald E. Brown
President/CEO

BORROWER:                                BORROWER:

--------------------------------         -----------------------------------

BORROWER:                                BORROWER:

--------------------------------         -----------------------------------

BORROWER:                                BORROWER:

--------------------------------         -----------------------------------

                              TERMS AND CONDITIONS

1. DEFAULT: Borrower will be in default under this Note in the event that Borrower, any guarantor or any other third party pledging collateral to secure this Note-

     (a) fails to make any payment on this Note or any other indebtedness to Lender when due;

     (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Note, any security instrument, or any other present or future written agreement regarding this or any other indebtedness of Borrower to Lender;

     (c) provides or causes any false or misleading signature or representation to be provided to Lender;

     (d) sells, conveys, or transfers rights in any collateral securing this Note without the written approval of Lender, destroys, loses or damages such collateral in any material respect, or subjects such collateral to seizure or confiscation;

     (e) has a garnishment, judgment, tax levy, attachment or lion entered or served against Borrower, any guarantor, or any third party pledging collateral to secure this Note or any of their property;

     (f) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, fails to pay debts as they become due, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding; or

     (g) causes Lender to deem itself insecure due to a significant decline in the value of any real or personal property securing payment of this Note, or Lender in good faith, believes the prospect of payment or performance is impaired.

2. RIGHTS OF LENDER ON DEFAULT: If there is a default under this Note, Lender will be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

     (a) to declare the principal amount plus accrued interest under this Note and all other present and future obligations of Borrower immediately due and payable in full;

     (b) to collect the outstanding obligations of Borrower with or without resorting to judicial process;

     (c) to cease making advances under this Note or any other agreement between Borrower and Lender;

     (d)  to take possession of any collateral in any manner permitted by law;

     (e) to require Borrower to deliver and make available to Lender any collateral at a place reasonably convenient to Borrower and Lender;

     (f) to sell, lease or otherwise dispose of any collateral and collect any deficiency balance with or without resorting to legal process;

     (g) to set-off Borrower's obligations against any amounts due to Borrower including, but not limited to monies, instruments, and deposit accounts maintained with Lender; and

     (h) to exercise all other rights available to Lender under any other written agreement or applicable law. Upon default in any covenant or agreement providing for the payment of taxes, the maintenance of insurance, or otherwise relating to any collateral securing Borrower's obligations to Lender, Lender may, in its sole discretion, advance such sums and costs and take such other steps as Lender may deem necessary or advisable to protect any collateral. All sums so advanced or paid by Lender shall be payable by Borrower to Lender, and shall be part of Borrower's obligations to Lender. Lender's rights are cumulative and may be exercised together, separately, and in any order. Lender's remedies under this paragraph are in addition to those available at common law, including, but not limited to, the right of set-off.

3. DEMAND FEATURE: / / If checked, this Note contains a demand feature. Lender's right to demand payment at any time, and from time to time, shall be in Lender's sole and absolute discretion, whether or not any default has occurred.

4. FINANCIAL INFORMATION: Borrower will at all times keep proper books of record and account in which full, true and correct entries shall be made in accordance with generally accepted accounting principles and will deliver to Lender, within ninety (90) days after the end of each fiscal year of Borrower, a copy of the annual financial statements of Borrower relating to such fiscal year, such statements to include (I) the balance sheet of Borrower as at the end of such fiscal year and (ii) the related income statement, statement of retained earnings and statement of changes in the financial position of Borrower for such fiscal year, prepared by such certified public accountants as may be reasonably satisfactory to Lender. Borrower also agrees to deliver to Lender within fifteen
(15) days after filing same, a copy of Borrower's income tax returns and also, from time to time, such other financial information with respect to Borrower as Lender may request, Borrower shall permit Lender's representatives to inspect Borrower's properties and its books and records, and to make copies or abstracts thereof.

5. MODIFICATION AND WAIVER: The modification or waiver of any of Borrower's obligations or Lender's rights under this Note must be contained in a writing signed by Lender. Lender may perform any of Borrower's obligations or delay or fail to exercise any of its rights without causing a waiver of those obligations or rights. A waiver on one occasion will not constitute a waiver on any other occasion. Borrower's obligations under this Note shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any co-borrower or guarantor or any of its rights against any co-borrower, guarantor or collateral.

6. SEVERABILITY : If any provision of this Note is invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

7. ASSIGNMENT: Borrower will not be entitled to assign any of its rights, remedies or obligations described in this Note without the prior written consent of Lender which may be withheld by Lender in its sole discretion. Lender will be entitled to assign some or all of its rights and remedies described in this Note without notice to or the prior consent of Borrower in any manner.

8. NOTICE: Any notice or other communication to be provided to Borrower or Lender under this Note shall be in writing and sent to the parties at the addresses described in this Note or such other address as the parties may designate in writing from time to time.

9. APPLICABLE LAW: This Note shall be governed by the laws of the state of Indiana. Unless applicable law provides otherwise, Borrower consents to the jurisdiction and venue of any court selected by Lender in its discretion located in such state in the event of any legal proceeding under this Note.

10. COLLECTION COSTS: To the extent permitted by law, Borrower agrees to 'Pay collection costs, expenses, and reasonable attorneys fees and costs, incurred by Lender in collecting any amount due or enforcing any right or remedy under this Note whether or not suit is brought, including but not limited to, expenses, fees, and costs incurred for collection, enforcement, realization on collateral, construction, interpretation, and appearance in collection, bankruptcy, insolvency, reorganization, post-judgment and appellate proceedings.

11. CHECK PROCESSING FEE: If a check, draft, order, or like instrument for payment is dishonored or returned to Lender for any reason, Lender will assess a check processing fee of $22.00 plus an amount equal to the actual charge by the depository institution returning or dishonoring the instrument.

12. MISCELLANEOUS: This Note and the obligations incurred by Borrower are commercial obligations to finance income-producing business or activity, and not for personal, family or household purposes. Borrower and Lender agree that time is of the essence. Borrower and any person who endorses this Note waives presentment, demand for payment, notice of dishonor and protest and further waives any right (if any) to require Lender to proceed against anyone else before proceeding against Borrower or said person. All references to Borrower in this Note shall include all of the parties signing this Note, and this Note shall be binding upon the heirs, successors and assigns of Borrower and Lender. If there is more than one Borrower their obligations under this Note shall be joint and several. This Note represents the complete and integrated understanding between Borrower and Lender regarding the terms hereof.

13. JURY TRIAL WAIVER: LENDER AND BORROWER HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY CIVIL ACTION ARISING OUT OF, OR BASED UPON, THIS NOTE OR THE COLLATERAL SECURING THIS NOTE.

14. ADDITIONAL TERMS:
PURPOSE FOR INVESTMENT IN RESEARCH AND DEVELOPMENT AND "SERVICES"; SECURED BY A SECURITY AGREEMENT ON 80% OF ACCOUNTS RECEIVABLE LESS THAN 90 DAYS OLD DATED 10/01/98; GUARANTEED BY DONALD E. BROWN; BILLING.